UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

April 27, 2010

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 27, 2010, Susser Holdings, L.L.C. and Susser Finance Corporation, each indirect wholly-owned subsidiaries of Susser Holdings Corporation (the “Company”), disclosed certain information in a preliminary offering memorandum as described in “Item 7.01 Regulation FD Disclosure” below. Although full financial data is not yet available, preliminary estimates of certain of the Company’s financial results for the first quarter ended April 4, 2010 are contained in Exhibit 99.1 to this Current Report on Form 8-K under the caption “Recent Developments.”

The information contained in Exhibit 99.1 under the caption “Recent Developments” reported under this Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses preliminary estimates of historical financial information and other data regarding the Company’s results of operations and financial condition as of and for the fiscal quarter ended April 4, 2010. In accordance with General Instructions B.2. of Form 8-K, the information in this Current Report on Form 8-K reported under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. This information, which has not been previously publicly reported, is disclosed in a preliminary offering memorandum that is being furnished to qualified institutional buyers and non-U.S. persons in connection with the private offering of senior notes due 2016 (the “New Notes”) to be issued under an indenture, dated as of the issue date, by Susser Holdings, L.L.C. and Susser Finance Corporation (indirect subsidiaries of the Company, and, collectively, the “Issuers”). Certain of this information is also being disclosed to prospective lenders in connection with the Susser Holdings, L.L.C.’s proposed amendment and restatement of its revolving credit and term loan facilities (the “New Credit Facility”).

This information, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act. By furnishing this information on this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is being disclosed solely by reason of Regulation FD under the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act and Section 21E of the Exchange Act, including without limitation, the Company’s estimated financial performance for the fiscal quarter ended April 4, 2010. These forward-looking statements generally can be identified by use of phrases such as “believe,”

“plan,” “expect,” “anticipate,” “intend,” “forecast” or other similar words or phrases in conjunction with a discussion of future operating or financial performance. Descriptions of our objectives, goals, targets, plans, strategies, costs, anticipated capital expenditures, expansion of our foodservice offerings, potential acquisitions, and new store openings and dealer locations, are also forward-looking statements. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and other reports filed with the Securities and Exchange Commission.

Item 8.01	Other Events.

On April 27, 2010, the Company issued a news release announcing a proposed offering by the Issuers to eligible purchasers of the New Notes, the proceeds of which will be used to, among other things, fund the conditional redemption by the Issuers of all of their 10 5/8% Senior Notes due 2013 and repay existing borrowings under their credit facility. The conditional redemption of the 10 5/8% Senior Notes due 2013 is subject to the issuance of the New Notes. The offering of the New Notes is subject to market and certain other conditions, including without limitation, the execution of the New Credit Facility. The news release is filed herewith as Exhibit 99.2.

The offering of the New Notes will not be registered under the Securities Act, and the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The information contained in this report is neither an offer to sell nor the solicitation of an offer to buy the New Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

99.1	Excerpts from Susser Holdings, L.L.C. and Susser Finance Corporation’s preliminary offering memorandum, dated April 27, 2010.

99.2	News Release of Susser Holdings Corporation, dated April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: April 27, 2010	By:	/S/ MARY E. SULLIVAN
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer